SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   /_/

Check the appropriate box:

/X/  Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      The Korean Investment Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

                       The Korean Investment Fund, Inc.

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                         1345 Avenue of the Americas,
                           New York, New York 10105
                           Toll Free (800) 221-5672
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                                                        February ___, 2003


      To the Stockholders of The Korean Investment Fund, Inc. (the "Fund"):

     The accompanying Notice of Special Meeting of Stockholders (the "Meeting") and Proxy Statement present a proposal (the "Proposal") that the Fund be liquidated and dissolved.

     The Fund currently has under $20 million in assets and has been in continuous net redemption since its open-ending in December 2001. Alliance Capital Management L.P., the investment adviser to the Fund (the "Adviser") has concluded that it is not possible for the Fund to attain significant asset growth under current and foreseeable market conditions. From an investment perspective, the Fund's small size and the need to meet continuing net redemptions limit the portfolio manager's ability to add value through stock selection and asset allocation. Under these circumstances, the Fund's Board of Directors, after considering the recommendation of the Fund's Adviser, concluded that liquidation of the Fund was appropriate, and recommends to the Fund's stockholders, a proposal for the liquidation and dissolution of the Fund.

     The Fund's Board of Directors has approved the dissolution and recommends that you approve the liquidation and dissolution of the Fund by voting your proxy.

      We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly. D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not received your proxy, you may receive a telephone call from D.F. King reminding you to exercise your right to vote. If you have questions regarding the Meeting agenda or how to vote, please contact D.F. King toll free at 1-800-431-9629.



                                          Sincerely yours,



                                          John D. Carifa
                                          Chairman of the Board of Directors

[Alliance Capital Logo]

                       The Korean Investment Fund, Inc.

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1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
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                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 April 3, 2003

To the Stockholders of The Korean Investment Fund, Inc.:

      Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of The Korean Investment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on Thursday, April 3, 2003 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February ___, 2003:

     1. To approve the liquidation and dissolution of the Fund, as described in the Plan of Liquidation and Dissolution approved by the Board of Directors of the Fund, which provides for the sale of all of the assets of the Fund, the distribution to the stockholders in cash of the net proceeds from the sale of assets in complete liquidation of their interests in the Fund, and the subsequent dissolution of the Fund under Maryland law (the "Proposal"); and

     2. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on January 17, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.



                                       By Order of the Board of Directors,



                                       Edmund P. Bergan, Jr.
                                       Secretary


New York, New York
February ___, 2003

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                            YOUR VOTE IS IMPORTANT
      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also be able to vote by telephone or via the internet as described in the accompanying Proxy Statement. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Special Meeting to be held as scheduled, please vote your proxy promptly.
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(R) This registered service mark used under license from the owner, Alliance
Capital Management L.P.

                                PROXY STATEMENT

                       The Korean Investment Fund, Inc.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        SPECIAL MEETING OF STOCKHOLDERS

                                 April 3, 2003

                              -------------------

                                 INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Korean Investment Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on Thursday, April 3, 2003 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about February ___, 2003.

      The Board of Directors has fixed the close of business on January 17, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The outstanding voting shares of the Fund as of that date consisted of a total of 2,322,606 shares of common stock, each share being entitled to one vote, consisting of 2,298,861 Class A shares, 17,741 Class B shares and 6,004 Class C shares.

      Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may vote their shares by only one of the following methods: (1) completing the enclosed Proxy Card and returning it by mail in the enclosed postage-paid envelope, (2) telephoning the toll-free number listed on the enclosed "Telephone/Internet Voting" instruction sheet (you will be prompted for the Control Number printed on your enclosed Proxy Card), OR (3) voting online via the internet by logging onto the website address listed on the enclosed "Telephone/Internet Voting" instruction sheet and following the website instructions. Stockholders whose shares are held through a broker or nominee (who is the stockholder of record for those shares) should vote by following the instructions provided to the stockholder by the broker or nominee. The telephone and internet voting instructions to be followed by a stockholder of record, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who vote via the internet are responsible for any and all applicable telecommunication and access charges. The telephone and internet voting facilities will close at 6:00 p.m. Eastern Standard Time, on Wednesday, April 2. A stockholder of record may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by voting another proxy (by one of the three methods described above), or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. With respect to the Proposal, the adoption of which requires the affirmative vote of a majority of the votes entitled to be cast, an abstention or broker non-vote will have the effect of a negative vote on the Proposal. If any matter other than the Proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is represented at the Meeting, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

     The Fund will bear the cost of this Proxy Statement. The Fund has engaged D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, a professional proxy solicitation firm, to assist the Fund in soliciting proxies for the Meeting. D.F. King & Co., Inc. may contact those stockholders whose Proxy Cards have not been received as the date of the Meeting approaches to remind such stockholders to exercise their right to vote. Stockholders with questions are invited to contact D.F. King & Co., Inc. by telephoning toll-free, 1-800-431-9629, on any business day between the hours of 8:00 a.m. and 10:00 p.m. Eastern Standard Time. D.F. King & Co. Inc., will receive an estimated fee of $9,477 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 THE PROPOSAL

            APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE FUND

      At a January 7, 2003 meeting, the Board of Directors of the Fund (the "Board") considered and approved the recommendation of Alliance Capital Management L.P., the investment adviser to the Fund (the "Adviser "), that the Fund be liquidated and dissolved (the "Dissolution") and approved the Plan of Liquidation and Dissolution (the "Plan"). A copy of the Plan is attached as Exhibit A to this Proxy Statement. In accordance with Maryland Law, the Board adopted a resolution declaring the Dissolution advisable and directed that the proposed Dissolution be submitted to the stockholders of the Fund for their approval. A vote in favor of the Proposal is a vote in favor of the Plan and the Dissolution.

      Background

      The Fund is a diversified open-end management investment company organized as a Maryland corporation, which commenced operations on February 24, 1992 as a closed-end management investment company. As a closed-end fund, the Fund's shares were traded on the New York Stock Exchange, Inc. Following a period during which the Fund's shares traded at a persistent and significant discount to their net asset value, the Fund's stockholders approved the conversion of the Fund to an open-end investment company (the "Conversion"). The Conversion was completed on December 3, 2001. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. The Fund is described in its Prospectus and Statement of Additional Information, each dated November 1, 2002.

      The Fund experienced significant redemptions immediately after the Conversion and continues to experience net redemptions. Based upon the information presented to the Board and after considering the Adviser's recommendation as discussed below, the Board has determined that liquidation and dissolution of the Fund would be in the best interests of the Fund. The Board has therefore declared the dissolution of the Fund to be advisable, adopted the Plan and determined that the dissolution be submitted to the stockholders of the Fund for their consideration.

      Considerations of the Board and its Recommendation

      In making its recommendation to the Board, the Adviser explained that the Fund's total assets have fallen from approximately $55 million immediately before the Conversion, to just over $23 million as of December 23, 2002. The Adviser noted that the Fund has not experienced any appreciable sales of its shares since the Conversion and continues to experience significant net redemptions.

      The Adviser informed the Board that, after considering and pursuing different possible avenues for wider distribution of the Fund's shares, the Adviser, together with the Fund's principal underwriter, Alliance Fund Distributors, Inc. ("AFD"), have determined that significant asset growth for the Fund is not likely under current and foreseeable market conditions. The Adviser and AFD concluded that the Fund's continued asset erosion is symptomatic of the overall lack of broker and investor interest in the Korean sector and that this situation is unlikely to change in the foreseeable future. The Adviser noted that there is only one other open-end Korean fund in the entire universe of fund groupings maintained by Lipper Inc., Fidelity Advisor Korea Fund ("FAK") and that FAK is also small and has experienced significant asset erosion during recent years.

      The Adviser informed the Board that, from an investment perspective, the Fund's small size and the need to meet continuing net redemptions limit the portfolio manager's ability to add value through stock selection and asset allocation. For these reasons, the Adviser and AFD expressed their view that the interests of the Fund's stockholders would be better served by deploying their assets into investment vehicles other than the Fund.

      In making their recommendation to the Board, the Adviser and AFD noted that the Fund currently operates under the Adviser's agreement (through June 30, 2003) to waive its fee and reimburse other expenses to the extent necessary to limit Fund operating expenses to 2.50% for the Fund's Class A Shares and 3.20% for the Fund's Class B and Class C Shares. Absent this agreement, the Fund's expenses as of June 30, 2002, would have been 3.70%, 4.68% and 4.43% for the Fund's Class A, B, and C shares, respectively. Since the principal purpose of this fee waiver is to allow the Fund to grow to the point at which it can support its own operations unaided, and since the Adviser has concluded that the Fund will not reach that point of independence in the foreseeable future, the Adviser informed the Board that it was reluctant to continue this subsidy beyond the expiration of the fee waiver agreement on June 30, 2003.

      In making their recommendation to the Board, the Adviser and AFD considered and discussed with the Directors alternatives to the Dissolution, including the possibility of the Fund's consolidation with another Alliance sponsored international equity fund. The Adviser stated, however, that the Fund's focused Korean portfolio is not suitable for incorporation into any other of the more broadly based Alliance sponsored international equity funds.

      The Adviser and AFD also expressed to the Board their belief that the Dissolution would better serve the interests of stockholders than an acquisition by FAK, the only other open-end Korean fund in the Lipper universe, for a number of reasons. The Adviser noted that the investment performance of FAK has not been as good as the Fund's investment performance over the three years ended November 30, 2002.

      The Adviser also noted that FAK is a very small fund, with only $20 million in total assets as of November 30, 2002. FAK converted from a closed-end fund to an open-end fund on June 30, 2000 and does not appear to have had any greater success attracting assets as an open-end fund than has the Fund. Since its open-ending, FAK has experienced significant net redemptions resulting in a decline in its assets from approximately $50 million just prior to its open-ending. While a merger with another focused Korean fund would likely be tax-free for the Fund's stockholders, the Adviser did not consider it appropriate to recommend a merger of the Fund into another fund with long-term investment performance that is less attractive than that of the Fund and considered that it was unlikely that stockholders would find such an option as attractive as the Dissolution.

      In addition, the Adviser noted that stockholders who wish to remain in a "Korea only" fund could purchase shares of FAK with the proceeds from the liquidation of the Fund. In this connection, the Board adopted the recommendation of AFD that the Fund waive the imposition of any otherwise applicable contingent deferred sales charge described in the Fund's prospectus with respect to the redemption of the Fund's Class B or Class C shares in connection with the Dissolution.

      Summary of Plan of Liquidation and Dissolution

      The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Exhibit A. Stockholders are urged to read the Plan in its entirety.

      The Plan provides that proportionate interests of the stockholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on the day of approval of the Proposal by the stockholders of the Fund (the "Effective Date"). The Fund will cease its business as an investment company on the Effective Date, and as soon as practicable all portfolio securities of the Fund will then be converted to cash or cash equivalents and all reasonably ascertainable liabilities paid. Pursuant to the Plan, the Fund will thereafter mail to each stockholder of record on the Effective Date one or more liquidating distributions equal in the aggregate to the stockholder's proportionate interest in the net assets of the Fund attributable to the portfolio securities of the Fund that were liquidated prior to the date of distribution.

      The Plan provides that all of the expenses incurred in connection with the Dissolution, estimated to be approximately $50,000, will be borne by the Fund. Transaction costs associated with the Dissolution are expected to amount to approximately .01% of the value of the Fund's portfolio. The Plan also authorizes the Board, in its discretion, to do any and all acts necessary to carry out the purposes of the Plan or which may be required by the provisions of Maryland law, the Investment Company Act of 1940 or the Securities Act of 1933.

      In the event the stockholders of the Fund do not approve the Proposal, the Board will continue to search for some alternative for the Fund. If the Proposal is not approved, there can be no assurance that the Adviser will agree to continue the limitation on Fund operating expenses described above, and therefore the Fund's expense ratio may significantly increase.

      United States Federal Income Tax Considerations

      The following is a summary of the principal United States federal income tax consequences of the Plan. The summary does not address all tax consequences that may apply to stockholders in light of their status or personal circumstances, nor does it address tax consequences to stockholders subject to special tax treatment, including corporations, trusts, estates, tax exempt persons (including qualified retirement plans and individual retirement accounts), non-resident aliens or dealers in securities. All stockholders should consult with their own tax advisers regarding the tax consequences, including the state, local or foreign tax consequences of the Plan in their particular situations.

      For federal income tax purposes, the payment of liquidating distributions will be a taxable event to the Fund's stockholders, and each stockholder will be treated as having sold Fund shares for an amount equal to the liquidating distribution(s) the stockholder receives. A stockholder will recognize a gain (or loss) to the extent that the amount of the liquidating distribution(s) is greater than (or less than) the stockholder's tax basis in Fund shares. The gain or loss will be a capital gain or loss if the shares are held by the stockholder as capital assets. A stockholder's capital gain or loss will be long-term capital gain or loss if the stockholder has held the shares for more than one year at the time of the distribution, and otherwise short-term capital gain or loss.

      The Fund may realize capital gains upon the sale of its portfolio securities. As of November 30, 2002, the Fund had realized and unrealized capital gains totaling approximately 55% of its net asset value all of which was long-term. As of November 30, 2002, the Fund had capital loss carryforwards of $28,349,801. In order to avoid tax payable by the Fund on its realized capital gains, the Fund as a "regulated investment company" is required to distribute its realized gains to its stockholders annually. However, based on the magnitude of the Fund's capital loss carryforward, it is expected that the Fund will not be required to make any capital gains distributions to its stockholders.

      The Fund generally will be required to withhold tax at the rate of 30% from liquidating distributions paid to individuals and certain other non-corporate stockholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the stockholder is not subject to backup withholding.

      The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the Proposal.


                                 OTHER MATTERS

      No matter other than the Proposal is expected to be presented at the Meeting. If any other matter properly comes before the Meeting to be voted upon by the stockholders, the shares represented by proxies will be voted thereon in the discretion of the person or persons voting the proxies.

                     SECURITY OWNERSHIP BY CERTAIN OWNERS

      To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the indicated classes of the outstanding shares of the Fund as of January 17, 2003:

Class A Shares                                   Shares            Percent
--------------                                   ------            -------

MLPF&S For the Sole Benefit of its            194,593.499           8.46%
  Customers
  Attn Fund Admin
  4800 Deer Lake Drive E, Floor 2
  Jacksonville, FL  32246-6484

Salomon Smith Barney                          187,571.887           8.16%
  House Account
  Attn Cindy Tempesta
  333 W 34th Street, Floor 3
  New York, NY  10001-2483

Charles Schwab & Co. Inc.                     180,738.579           7.86%
  101 Montgomery Street
  San Francisco, CA  94104-4122

Class B Shares                                   Shares            Percent
--------------                                   ------            -------

PaineWebber For the Benefit of                 1,766.077            9.95%
  UBS Painewebber CDN FBO
  Peter R. Taft
  P.O.  Box 3321
  Weehawken, NJ  07086-8154

Alliance Plans Div / F.T.C.                    1,306.892            7.37%
  C/F Mad River Local Schools
  FBO Linda G. Goedeking 403B-7
  6 Stinton Lane
  Miamisburg, OH  45342-6627

Alliance Plans Div / F.T.C. Cust               1,300.589            7.33%
  FBO Jerilyn Masuda IRA Rollover
  PO Box 5088
  NAPA, CA  94581-0088

Scott W. Riddle                                1,050.387            5.92%
  520 N. Franklin Street
  Poynette, WI  53955-8930

Alliance Plans Div / F.T.C. Cust                975.107             5.50%
  FBO Bobby Joe Shepard Jr. IRA Rollover
  8170 Belle Vernon Drive
  Russell, OH  44072-9704

Ameritrade Inc. FBO 4650723531                  903.420             5.09%
  P.O. Box 2226
  Omaha, NE  68103-2226

Class C Shares                                   Shares            Percent
--------------                                   ------            -------

Mark Coppage                                   2,199.074            36.63%
  7325 Quivira Road #298
  Shawnee, KS  66216-3570

Salomon Smith Barney                           1,671.011            27.83%
  House Account
  Attn Cindy Tempesta
  333 W. 34th Street, Floor 3
  New York, NY  10001-2483

MLPF&S                                         1,375.258            22.91%
  For the Sole Benefit of its Customers
  Attn Fund Admin
  4800 Deer Lake Drive E, Floor 2
  Jacksonville, FL  32246-6484

                            ADDITIONAL INFORMATION

      Investment Adviser, Administrator and Principal Underwriter

      The Fund's investment adviser and administrator is Alliance Capital Management L.P. The Fund's principal underwriter is Alliance Fund
Distributors, Inc. The principal office of the adviser, administrator and principal underwriter is 1345 Avenue of the Americas, New York, New York 10105.

      Auditors

      PricewaterhouseCoopers LLP is the Fund's independent auditors. Representatives of that firm are expected to be present at the Meeting and to have the opportunity to make a statement if they so desire. They are also expected to be available to respond to appropriate questions relating to the Proposal.


          SUBMISSION OF PROPOSALS FOR FUTURE MEETINGS OF STOCKHOLDERS

      Meetings of stockholders of the Fund are not held on an annual or other regular basis. A stockholder proposal intended to be presented at any future meeting of stockholders of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                            REPORT TO STOCKHOLDERS

      The Fund will furnish, upon request and without charge, each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders for the fiscal year ended June 30, 2002. To request a copy, please call Alliance Global Investor Services, Inc. toll-free at 1-800-277-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.



                                    By Order of the Board of Directors,



                                    Edmund P. Bergan, Jr.
                                    Secretary


February ___, 2003
New York, New York

                                                                 EXHIBIT A

                       The Korean Investment Fund, Inc.

                      Plan of Liquidation and Dissolution


This Plan of Liquidation and Dissolution (the "Plan") of The Korean Investment Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Maryland.

WHEREAS, on January 7, 2003, the Fund's Board of Directors (the "Board") unanimously determined that it is advisable to dissolve the Fund; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Fund and has directed that the dissolution of the Fund be submitted to the stockholders of the Fund (the "Stockholders") for their consideration;

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective only upon the approval of dissolution of the Fund by the holders of at least a majority of the outstanding voting shares of the Fund at a duly called meeting of the Stockholders at which a quorum is present. The day of such approval by the Stockholders is hereinafter called the "Effective Date".

2. Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan.

3. Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed, and no further shares of the Fund shall be issued, or, except pursuant to
      Section 5 below, redeemed.

4. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, if any, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board of Directors and the Stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law.

5. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

6. Liquidating Distributions. As soon as practicable after the Effective Date, the Fund shall mail to each Stockholder of record on the Effective Date (a) one or more liquidating distributions equal in the aggregate to the Stockholder's proportionate interest in the net assets of the Fund attributable to the portfolio securities of the Fund that were converted to cash or cash equivalents prior to the date of distribution (individually each a "Liquidating Distribution"); and (b) appropriate information concerning the sources of each Liquidating Distribution. No deduction shall be made from any Liquidating Distributions of a contingent deferred sales charge. Upon the mailing of the final Liquidating Distribution, all outstanding shares of the Fund will be deemed redeemed and canceled.

7. Expenses of the Liquidation and Dissolution of the Fund. The Fund shall bear all of the expenses incurred in carrying out this Plan.

8. Deregistration as an Investment Company. Upon completion of the final Liquidating Distribution, the Fund shall file with the Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

9. Dissolution. As promptly as practicable, but in any event no earlier than 20 days after the mailing of the notice to the Fund's known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's charter including filing Articles of Dissolution with the State Department of Assessments and Taxation.

10. Assets Remaining After Dissolution. Once dissolved, if any additional assets remain available for distribution to the Stockholders, the Board may provide such notices to Stockholders and make such distributions in the manner provided by the Maryland General Corporation Law.

11. Power of Directors. In addition to the power of the directors of the Fund under Maryland law, the Board, and subject to the discretion of the Board, the officers of the Fund, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act or the Securities Act of 1933, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing Liquidating Distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to Stockholders in accordance with the purposes to be accomplished by the Plan.

TABLE OF CONTENTS                                                          Page
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INTRODUCTION.................................................................3
THE PROPOSAL: Approval of the Liquidation and Dissolution of the Fund........4
      Background.............................................................4
      Considerations of the Board and its Recommendation.....................4
      Summary of Plan of Liquidation and Dissolution.........................6
      United States Federal Income Tax Considerations........................6
OTHER MATTERS................................................................7
SECURITY OWNERSHIP BY CERTAIN OWNERS.........................................7
ADDITIONAL INFORMATION.......................................................8
      Investment Adviser, Administrator and Principal Underwriter............8
      Auditors...............................................................8
SUBMISSION OF PROPOSALS FOR FUTURE MEETINGS OF STOCKHOLDERS..................8
REPORT TO STOCKHOLDERS.......................................................9
EXHIBIT A...................................................................10


The Korean Investment Fund, Inc.

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Alliance Capital Management L.P.
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NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
[Date]

                       THE KOREAN INVESTMENT FUND, INC.

         PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 3, 2003

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

     The undersigned stockholder of The Korean Investment Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints each of Christina Santiago and Reid Conway, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Fund (the "Meeting") to be held at 11:00 a.m., Eastern Time, on
April 3, 2003 at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York, 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the
undersigned  at  the  Meeting  with  all  powers   possessed  by  the
undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated with respect to the Proposal on the reverse side hereof.

     The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the approval of the liquidation and dissolution of the Fund in accordance with the Plan of Liquidation and Dissolution of the Fund attached to the Proxy Statement as Exhibit A and in the discretion of the Proxy holder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

------------------------------------------------------------------------------
           Please Vote, Date and Sign on Reverse and Return Promptly
                           in the Enclosed Envelope.
------------------------------------------------------------------------------

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, this signature should be that of an authorized officer who should state his or her full title.
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HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------------   ----------------------------------

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----------------------------------------   ----------------------------------

      PLEASE MARK VOTES
      AS IN THIS EXAMPLE

---------------------------------------
THE KOREAN INVESTMENT FUND, INC.
---------------------------------------

                                                            For Against Abstain
                             1. Approval of the liquidation
                                and dissolution of the Fund
                                in accordance with the Plan
                                of Liquidation and Dissolution
                                of the Fund attached to the
                                Proxy Statement as Exhibit A.
                                Your Board of Directors
                                recommends a vote "FOR"
                                this Proposal
CONTROL NUMBER:
RECORD DATE SHARES:          2. To vote and otherwise represent
                                the undersigned on any other
                                matter that may properly come
                                before the meeting or any
                                adjournment or postponement
                                thereof in the discretion of the
                                Proxy holder(s).


    Please be sure to sign your    Date
    name(s) exactly as it
    appears on this Proxy.
--------------------------------------------------


Shareholder sign here        Co-owner sign here
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0250.0131 #378589